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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2005

                                    RPC, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                        1-8726                 58-1550825
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-2140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 26, 2005, RPC, Inc. issued a press release titled, " RPC, Inc. Announces Stock Split and Third Quarter Cash Dividend," that announced its Board of Directors has approved a three-for-two split of the Company's outstanding common stock and declared a quarterly dividend of $0.04 per share.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99 - Press Release dated October 26, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RPC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RPC, Inc.

Date: October 26, 2005                               /s/ BEN M. PALMER
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                                                     Ben M. Palmer
                                                     Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer